EXHIBIT 99.1

Solésence Reports Record Third Quarter 2026 Financial Results

Third quarter revenue increases 38% year-over-year to $20.2 million

Third quarter net income of $3.7 million highest in company’s history

Company to host conference call today at 4:00 p.m. CT, 5:00 p.m. ET

ROMEOVILLE, Ill., Nov. 12, 2026 (GLOBE NEWSWIRE) -- Solésence, Inc. (Nasdaq: SLSN), a leader in scientifically-driven health care solutions across beauty and life science categories, today announced financial results for the third quarter ended September 30, 2026.

“We’re very pleased that Solésence delivered solid top line growth as well as steady operational and strategic progress in the third quarter, driven by key milestones across our Transform and Transcend framework,” said Kevin Cureton, President and CEO. “Most notably, we reached a major turning point by completing the primary investment and implementation phase of our first pillar, operational excellence. This elevated capacity and efficiency position us to meet robust demand from our brand partners today while seamlessly scaling for tomorrow. Paired with our continued innovation in novel formulations and expanding global presence, Solésence is uniquely positioned to deliver long-term, profitable growth and lead the market in meeting evolving consumer needs.”

Third Quarter 2026 Financial Highlights

  Third quarter revenue was $20.2 million, compared to $14.6 million for the same period in 2025.
  Gross profit in the third quarter was $7.9 million, compared to $3.5 million for the same period in 2025.
  Gross margin in the third quarter was 39.3%, compared to 23.8% for the same period in 2025.
  Net income for the third quarter was $3.7 million, compared to a net loss of $1.0 million for the same period in 2025.

"By pairing record revenue and net income with strong margin expansion, we have positioned Solésence for sustained growth," said Laura Riffner, Chief Financial Officer. "The operational and financial improvements achieved throughout 2026 provide a strong foundation as we look ahead to 2027."

Conference Call
Solésence will host its third quarter conference call today at 4:00 p.m. CT, 5:00 p.m. ET, to discuss its financial results and provide a business and financial update. On the call will be Kevin Cureton, President and Chief Executive Officer, and Laura Riffner, Chief Financial Officer.

Webcast Link: https://edge.media-server.com/mmc/p/ym5i5dtt

Dial-In Link: https://register-conf.media-server.com/register/BI29b457cda9bc4600ac796e66eed97ca0

To receive the dial-in number, as well as your personalized PIN, you must register at the above link. Once registered, you will also have the option to have the system dial-out to you once the conference call begins. If you forget your PIN prior to the conference call, you can simply re-register.

The call may also be accessed through the Company’s investor relations website, at https://ir.solesence.com/. Please join the conference call at least five minutes prior to the start time.

FINANCIAL RESULTS AND NON-GAAP INFORMATION Use of Non-GAAP Financial Information
Solésence believes that the presentation of results excluding certain items, such as non-cash equity compensation charges, provides meaningful supplemental information to both management and investors, facilitating the evaluation of performance across reporting periods. The Company uses these non-GAAP measures for internal planning and reporting purposes. These non-GAAP measures are not in accordance with, or an alternative for, Generally Accepted Accounting Principles (“GAAP”) and may be different from non-GAAP measures used by other companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or net income per share prepared in accordance with GAAP.

About Solésence, Inc.
Solésence, Inc. (Nasdaq: SLSN), is a leader in scientifically-driven health care solutions across beauty and life science categories. With a mission to deliver joy through innovation, inclusivity and the science of beautiful skin, we have redefined mineral-based sun protection by maximizing transparency, effectiveness, aesthetics, and wearability — empowering individuals to embrace beauty on their own terms. Combining best-in-class skin health solutions with the celebration of self-care, we allow brands to deliver unique product claims and attributes by seamlessly integrating protection, prevention, and treatment technologies into daily use products. Learn more at solesence.com.

Forward-Looking Statements
This press release contains words such as “expects,” “shall,” “will,” “believes,” and similar expressions that are intended to identify forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Such statements in this announcement are made based on the Company’s current beliefs, known events and circumstances at the time of publication, and as such, are subject in the future to unforeseen risks and uncertainties that could cause the Company’s results of operations, performance, and achievements to differ materially from current expectations expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, without limitation, the following: a decision by a customer to cancel a purchase order or supply agreement in light of the Company’s dependence on a limited number of key customers; uncertain demand for, and acceptance of, the Company’s engineered materials, ingredients, and fully formulated products; the Company’s manufacturing capacity and product mix flexibility in light of customer demand; the Company’s limited marketing experience; changes in development and distribution relationships; the impact of competitive products and technologies; the Company’s dependence on patents and protection of proprietary information; the resolution of litigation in which the Company may become involved; the impact of any potential new government regulations that could be difficult to respond to or too costly to comply with while remaining financially viable; the ability of the Company to maintain an appropriate electronic trading venue; and other factors described in the Company’s Form 10-K filed March 31, 2026, as amended by Form 10-K/A filed on November 10, 2026. In addition, the Company’s forward-looking statements could be affected by general industry and market conditions and growth rates. Except as required by federal securities laws, the Company undertakes no obligation to update or revise these forward-looking statements to reflect new events, uncertainties, or other contingencies.

Media Contact:
media@solesence.com

Investor Relations Contact:
investors@solesence.com

SOLESENCE, INC

CONSOLIDATED BALANCE SHEETS
(Unaudited Consolidated Condensed)

	(in thousands except share and per share data)
	September 30,	December 31,
	2026	2025
ASSETS	(Unaudited)	(Unaudited)

Current assets:
Cash	$1,270	$1,288
Trade accounts receivable	9,222	7,642
Allowance for credit losses	(858)	(806)
Trade accounts receivable, net	8,364	6,836
Inventories, net	11,593	14,879
Prepaid expenses and other current assets	2,030	2,141
Total current assets	23,257	25,144

Equipment and leasehold improvements, net	15,012	14,329
Operating leases, right of use	6,135	6,913
Other assets, net	36	37
Total assets	$44,440	$46,423

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Line of credit, accounts receivable, related party	1,029	4,767
Current portion of operating lease obligations	1,409	1,255
Accounts payable	4,528	4,098
Deferred revenue	2,147	930
Accrued expenses	4,337	2,879
Total current liabilities	13,450	13,929

Long-term portion of operating lease obligations	6,736	7,798
Long-term portion of line of credit, inventory, related party	6,300	9,500
Long-term portion of debt, related parties	1,000	1,000
Asset retirement obligations	203	194
Total long-term liabilities	14,239	18,492

Stockholders' equity:
Preferred stock, $.01 par value, 24,088 shares authorized and
no shares issued and outstanding	-	-
Common stock, $.01 par value, 95,000,000 shares authorized;
70,632,445 and 70,614,045 shares issued and outstanding on March 31, 2026
and December 31, 2025, respectively	706	706
Additional paid-in capital	115,837	115,566
Accumulated deficit	(99,792)	(102,270)
Total stockholders' equity	16,751	14,002
Total liabilities and shareholders' equity	$44,440	$46,423

SOLESENCE, INC

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited Consolidated Condensed)
(in thousands except share and per share data)

	Three months ended		Nine months ended
	September 30,		September 30,
	2026	2025	2026	2025
Revenue:
Product revenue	$19,978	$14,533	$48,184	$49,369
Other revenue	185	64	269	212
Net revenue	20,163	14,597	48,453	49,581

Cost of revenue	12,235	11,123	32,708	36,043
Gross profit	7,928	3,474	15,745	13,538

Operating expense:
Research and development expense	1,082	1,082	3,071	3,055
Selling, general and administrative expense	2,810	3,069	9,287	8,188
Net (loss) income from operations	4,036	(677)	3,387	2,295
Interest income	-	-	-	-
Interest expense	258	339	801	603
Other nonoperating income	111	-	111	1,234
Net (loss) income before provision for income taxes	3,889	(1,016)	2,697	2,926
Provision for income taxes	219	-	219	390
Net (loss) income	$3,670	$(1,016)	$2,478	$2,536

Net (loss) income per share-basic	$0.05	$(0.01)	$0.04	$0.04

Weighted average number of common shares outstanding - basic	70,647,045	70,500,925	70,636,660	70,269,539

Net (loss) income per share-diluted	$0.05	$(0.01)	$0.03	$0.03

Weighted average number of common shares outstanding - diluted	71,483,887	70,500,925	71,551,693	72,745,662

SOLESENCE, INC

CONSOLIDATED STATEMENTS OF OPERATIONS - EXPANDED SCHEDULE
(Unaudited Consolidated Condensed)
(in thousands except share and per share data)

	Three months ended		Nine months ended
	September 30,		September 30,
	2026	2025	2026	2025
Revenue:
Product revenue	$19,978	$14,533	$48,184	$49,369
Other revenue	185	64	269	212
Net revenue	20,163	14,597	48,453	49,581

Cost of revenue detail:
Depreciation	301	217	911	649
Non-Cash equity compensation	18	19	60	73
Other costs of revenue	11,916	10,887	31,737	35,321
Cost of revenue	12,235	11,123	32,708	36,043
Gross profit	7,928	3,474	15,745	13,538

Operating expense:
Research and development expense detail:
Depreciation	(1)	2	9	9
Non-Cash equity compensation	8	27	43	82
Other research and development expense	1,075	1,053	3,019	2,964
Research and development expense	1,082	1,082	3,071	3,055

Selling, general and administrative expense detail:
Depreciation and amortization	7	6	23	17
Non-Cash equity compensation	47	61	133	199
Other selling, general and administrative expense	2,756	3,002	9,131	7,972
Selling, general and administrative expense	2,810	3,069	9,287	8,188
Net (loss) income from operations	4,036	(677)	3,387	2,295
Interest income
Interest expense	258	339	801	603
Other nonoperating income	111	-	111	1,234
Net (loss) income before provision for income taxes	3,889	(1,016)	2,697	2,926
Provision for income taxes	219	-	219	390
Net (loss) income	$3,670	$(1,016)	$2,478	$2,536

Non-GAAP Disclosure (see note regarding Non-GAAP disclosures):
Addback Interest, net	258	339	801	603
Addback Depreciation/Amortization	307	225	943	675
Addback Non-Cash Equity Compensation	73	107	236	354
Subtract Non-Cash Other Income	-	-	-	-

Adjusted EBITDA	$4,308	$(345)	$4,458	$4,168